SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

                    PURSUANT TO SECTION 12(B) OR 12(G) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                             LEHMAN ABS CORPORATION

             (Exact name of registrant as specified in its charter)


              Delaware                                    13-3447441
(State of incorporation or organization)       (IRS Employer Identification No.)


                            3 World Financial Center,
                            New York, New York 10285
                    (Address of principal executive offices)
                                   (Zip Code)

If this Form relates to the registration of a class of debt securities and is effective upon filing pursuant to General Instruction A(c)(1) please check the following box. [X]

If this Form relates to the registration of a class of debt securities and is to become effective simultaneously with the effectiveness of a concurrent registration statement under the Securities Act of 1933 pursuant to General Instruction A(c)(2) please check the following box. [_]


       Securities to be registered pursuant to Section 12(b) of the Act:


Title Of Each Class To                         Name Of Each Exchange On Which
Be So Registered                               Each Class Is To Be Registered
----------------                               ------------------------------

Corporate Backed Trust Certificates,           New York Stock Exchange
 Series 2001-14



       Securities to be registered pursuant to Section 12(g) of the Act:

                                      NONE
                                (Title of class)

ITEM 1.      DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

                     The description of the Corporate Backed Trust Certificates, Series 2001-14 is contained in the Prospectus, dated January 4, 2001, included in the Registrant's Registration Statement on Form S-3 (No. 333-32105) under the caption "Description of Certificates," which is incorporated herein by reference, and in the Prospectus Supplement, dated March 30, 2001, to be filed with the Commission pursuant to Rule 424(b)(2) under the Securities Act of 1933, under the caption "Description of the Certificates," which Prospectus Supplement, together with the Prospectus, shall be deemed to be incorporated herein by reference.

ITEM 2.      EXHIBITS.

                     The securities described herein are to be registered pursuant to Section 12(b) of the Securities Exchange Act of 1934 on an exchange on which other securities of the Registrant are currently registered. In accordance with Part II to the instructions regarding exhibits on Form 8-A, the following exhibits shall be filed with each copy of the Registration Statement filed with such exchange.

                     1. Certificate of Incorporation of Lehman ABS Corporation is set forth as Exhibit 3.1 to the Registration Statement on Form S-3 and is incorporated herein by reference.

                     2. By-laws, as amended, of Lehman ABS Corporation are set forth as Exhibit 3.2 to the Registration Statement on Form S-3 and is incorporated herein by reference.

                     3. Form of Trust Agreement is set forth as Exhibit 4.1 to the Registration Statement and is incorporated herein by reference.

                     4. Form of Prospectus is attached to the Registration Statement on Form S-3 and is incorporated herein by reference.

                     5. Form of Prospectus Supplement dated March 30, 2001 which was filed with the Securities and Exchange Commission on April 9, 2001, pursuant to Rule 424(b)(2) under the Securities Act of 1933, as amended, and is incorporated herein by reference.

                     6. Form of Series Supplement, dated as of April 10, 2001.



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
                                    SIGNATURE


                     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.



                                              LEHMAN ABS CORPORATION
                                              (Registrant)


Date: April 10, 2001

By: /s/ Rene Canezin
    --------------------------------------
    Name: Rene Canezin
    Title: Senior Vice-President












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
                                 EXHIBIT INDEX

                     1. Certificate of Incorporation of Lehman ABS Corporation is set forth as Exhibit 3.1 to the Registration Statement on Form S-3 and is incorporated herein by reference.

                     2. By-laws, as amended, of Lehman ABS Corporation are set forth as Exhibit 3.2 to the Registration Statement on Form S-3 and is incorporated herein by reference.

                     3. Form of Trust Agreement is set forth as Exhibit 4.1 to the Registration Statement and is incorporated herein by reference.

                     4. Form of Prospectus is attached to the Registration Statement on Form S-3 and is incorporated herein by reference.

                     5. Form of Prospectus Supplement dated March 30, 2001 which was filed with the Securities and Exchange Commission on April 9, 2001, pursuant to Rule 424(b)(2) under the Securities Act of 1933, as amended, and is incorporated herein by reference.

                     6. Form of Series Supplement, dated as of April 10, 2001.











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